UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 13, 2026

West Coast Community Bancorp
(Exact name of registrant as specified in its charter)
Commission File Number: 001-43470

California	27-1376408
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
75 River Street, Santa Cruz, CA, 95060
(Address of principal executive offices, including zip code)
(831) 457-5000
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	WCCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On November 13, 2026, the Board of Directors of West Coast Community Bancorp (the “Company”), the parent company of West Coast Community Bank, authorized a new share repurchase program to repurchase up to $25 million of the Company’s common stock in the open market or through privately negotiated transactions, as market conditions warrant. The program does not obligate the Company to repurchase any number of specified shares. The timing and price of repurchases as well as the actual number of shares repurchased under the program will be at the discretion of the Company, and will depend on a variety of factors, including general market conditions, the Company’s stock price, regulatory requirements and limitations, and corporate liquidity requirements and priorities and other factors. The share repurchase program expires December 31, 2028. The Company intends to fund repurchases from its presently held internal funds, supplemented as needed by a dividend from West Coast Community Bank, and to execute repurchases in compliance with applicable federal and state securities laws and bank regulations, including without limitation, Rules 10b-18 and 10b5-1 promulgated under the Securities and Exchange Act of 1934, as amended. The stock repurchase program may be suspended, terminated or modified any time without notice. The program is subject to customary regulatory approvals or non-objections. A copy of the November 13, 2026 press release announcing the share repurchase program is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated November 13, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2026

West Coast Community Bancorp

	By:	/s/ Cecilia Situ
	Name:	Cecilia Situ
	Title:	Executive Vice President and Chief Financial Officer